Templeton Emerging Markets Income Fund
Statement of Investments, March 31, 2020 (unaudited)
		Shares/Warrants		Value
	Common Stocks and Other Equity Interests 0.2%
	Mexico 0.0%
[a,b]	Corporacion GEO SAB de CV, B	221,287		$ —
[a,b]	Corporacion GEO SAB de CV, wts., 12/30/27	346,196		—
				—
	South Africa 0.2%
[a,b,c]	K2016470219 South Africa Ltd., A	93,760,463		52,391
[a,b,c]	K2016470219 South Africa Ltd., B	161,018,517		89,974
[a]	Platinum Group Metals Ltd.	364,404		477,369
[a,d]	Platinum Group Metals Ltd., 144A	48,837		64,538
				684,272
	United Republic of Tanzania 0.0%†
[a,b]	Swala (PAEM) Ltd., wts., 1/15/23	787,500		58,390
	Total Common Stocks and Other Equity Interests (Cost $9,801,849)			742,662
		Principal Amount*
	Convertible Bonds (Cost $4,000,000) 0.7%
	South Africa 0.7%
	Platinum Group Metals Ltd., cvt., 6.875%, 7/01/22	4,000,000		3,100,000
	Foreign Government and Agency Securities 53.0%
	Argentina 2.2%
[e,f]	Argentina Treasury Bond BONCER,
	Index Linked, 1.20%, 3/18/22	689,745,144	ARS	4,210,320
	Index Linked, 1.40%, 3/25/23	168,171,326	ARS	939,836
	Index Linked, 1.50%, 3/25/24	168,171,332	ARS	898,461
[e]	Argentine Bonos del Tesoro,
	18.20%, 10/03/21	216,238,000	ARS	1,250,835
	16.00%, 10/17/23	96,102,000	ARS	446,425
	senior note, 15.50%, 10/17/26	354,647,000	ARS	1,563,007
				9,308,884
	Brazil 7.4%
	Letra Tesouro Nacional,
	Strip, 7/01/20	105,180[g]	BRL	20,078,595
	Strip, 4/01/21	1,220[g]	BRL	227,153
	Strip, 7/01/21	24,410[g]	BRL	4,497,599
	Strip, 1/01/22	8,320[g]	BRL	1,493,174
	Nota do Tesouro Nacional,
	10.00%, 1/01/21	15,096[g]	BRL	3,043,115
	10.00%, 1/01/29	8,440[g]	BRL	1,842,658
				31,182,294
Quarterly Statement of Investments  |  See Notes to Statement of Investments.  |  1

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Colombia 2.5%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21	2,433,000,000	COP	$614,843
	senior bond, 4.375%, 3/21/23	164,000,000	COP	38,716
	senior bond, 9.85%, 6/28/27	262,000,000	COP	71,389
	Titulos de Tesoreria,
	B, 7.75%, 9/18/30	10,016,000,000	COP	2,561,499
	senior bond, B, 11.00%, 7/24/20	1,655,000,000	COP	416,262
	senior bond, B, 7.00%, 5/04/22	2,445,000,000	COP	625,181
	senior bond, B, 10.00%, 7/24/24	4,932,000,000	COP	1,388,338
	senior bond, B, 7.50%, 8/26/26	16,738,000,000	COP	4,221,588
	senior bond, B, 6.00%, 4/28/28	3,627,000,000	COP	833,955
				10,771,771
	Dominican Republic 3.1%
[h]	Government of the Dominican Republic, senior bond, Reg S, 6.85%, 1/27/45	14,000,000		12,985,000
	El Salvador 0.5%
[d]	Government of El Salvador, 144A, 7.65%, 6/15/35	2,650,000		2,279,808
	Ethiopia 2.1%
[d]	Government of Ethiopia, 144A, 6.625%, 12/11/24	10,000,000		9,037,720
	Ghana 1.8%
	Government of Ghana,
	24.75%, 3/01/21	350,000	GHS	64,820
	16.25%, 5/17/21	8,220,000	GHS	1,411,760
	24.50%, 6/21/21	5,670,000	GHS	1,052,335
	24.75%, 7/19/21	7,080,000	GHS	1,313,724
	19.50%, 10/18/21	5,917,000	GHS	1,027,868
	18.75%, 1/24/22	540,000	GHS	91,158
	16.50%, 2/06/23	6,750,000	GHS	1,042,315
	19.75%, 3/25/24	360,000	GHS	58,843
	19.00%, 11/02/26	2,930,000	GHS	453,042
	senior note, 18.25%, 9/21/20	2,210,000	GHS	390,338
	senior note, 16.50%, 3/22/21	170,000	GHS	29,513
	senior note, 18.25%, 7/25/22	3,470,000	GHS	565,926
	senior note, 16.25%, 4/07/25	1,660,000	GHS	238,874
				7,740,516
	India 1.4%
	Government of India,
	senior bond, 7.80%, 5/03/20	68,300,000	INR	909,033
	senior bond, 8.35%, 5/14/22	20,200,000	INR	285,414
	senior note, 8.12%, 12/10/20	51,300,000	INR	694,663
	senior note, 7.80%, 4/11/21	91,600,000	INR	1,248,124
	senior note, 7.16%, 5/20/23	12,700,000	INR	176,530
	senior note, 8.83%, 11/25/23	171,200,000	INR	2,509,363
				5,823,127
  |  2

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Indonesia 4.6%
	Government of Indonesia,
	senior bond, FR31, 11.00%, 11/15/20	134,139,000,000	IDR	$8,531,831
	senior bond, FR39, 11.75%, 8/15/23	1,780,000,000	IDR	124,785
	senior bond, FR40, 11.00%, 9/15/25	58,140,000,000	IDR	4,100,457
	senior bond, FR42, 10.25%, 7/15/27	2,368,000,000	IDR	163,205
	senior bond, FR44, 10.00%, 9/15/24	1,066,000,000	IDR	72,143
	senior bond, FR46, 9.50%, 7/15/23	80,000,000,000	IDR	5,278,728
	senior bond, FR53, 8.25%, 7/15/21	6,465,000,000	IDR	409,007
	senior bond, FR61, 7.00%, 5/15/22	5,185,000,000	IDR	323,546
	senior bond, FR63, 5.625%, 5/15/23	3,071,000,000	IDR	182,707
	senior bond, FR70, 8.375%, 3/15/24	6,298,000,000	IDR	402,362
				19,588,771
	Kenya 8.7%
	Government of Kenya,
	[d] senior note, 144A, 6.875%, 6/24/24	30,813,000		29,490,291
	[h] senior note, Reg S, 6.875%, 6/24/24	7,700,000		7,369,462
				36,859,753
	Mexico 0.5%
	Government of Mexico,
	senior bond, M, 6.50%, 6/10/21	20,000[i]	MXN	84,317
	senior bond, M, 6.50%, 6/09/22	157,900[i]	MXN	666,713
	senior bond, M, 8.00%, 12/07/23	155,300[i]	MXN	686,235
	senior note, M, 7.25%, 12/09/21	120,000[i]	MXN	513,762
				1,951,027
	Senegal 5.9%
[d]	Government of Senegal, 144A, 6.25%, 7/30/24	26,680,000		25,132,026
	Serbia 1.4%
[d]	Government of Serbia, senior note, 144A, 7.25%, 9/28/21	5,671,000		5,956,195
	South Korea 8.0%
	Korea Treasury Bond, senior note, 1.375%, 12/10/29	41,872,000,000	KRW	33,810,141
	Thailand 2.9%
	Bank of Thailand Bond,
	senior note, 1.95%, 11/26/20	201,000,000	THB	6,175,665
	senior note, 0.90%, 2/24/22	201,000,000	THB	6,136,771
				12,312,436
	Total Foreign Government and Agency Securities (Cost $292,336,325)			224,739,469
	U.S. Government and Agency Securities (Cost $49,776,378) 12.0%
	United States 12.0%
	U.S. Treasury Note, 1.125%, 8/31/21	50,000,000		50,659,180
	Quasi-Sovereign and Corporate Bonds 4.8%
	Bermuda 0.1%
[d,j]	Digicel Group Two Ltd., senior note, 144A, PIK, 9.125%, 4/01/24	3,347,257		502,088
  |  3

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
		Principal Amount*		Value
	Quasi-Sovereign and Corporate Bonds (continued)
	Costa Rica 3.3%
[b,c]	Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	13,124,160		$13,757,561
	South Africa 0.0%†
[b,d,j]	K2016470219 South Africa Ltd.,
	senior secured note, 144A, PIK, 3.00%, 12/31/22	7,542,343		9,358
	senior secured note, 144A, PIK, 8.00%, 12/31/22	2,372,160	EUR	6,410
[b,d,j]	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	34,277,461		161,306
				177,074
	United Republic of Tanzania 1.4%
[b,c,k]	Swala (PAEM) Ltd., senior note, 144A, 14.50%, 1/15/23	13,900,000		5,894,902
	Total Quasi-Sovereign and Corporate Bonds (Cost $62,025,472)			20,331,625
	Total Investments before Short Term Investments (Cost $417,940,024)			299,572,936
	Short Term Investments 22.5%
	Foreign Government and Agency Securities 3.1%
	Brazil 3.0%
	Letra Tesouro Nacional,
	Strip, 4/01/20	2,590[g]	BRL	498,354
	Strip, 10/01/20	63,110[g]	BRL	11,951,781
				12,450,135
	Mexico 0.1%
[l]	Mexico Treasury Bill, 4/02/20 - 6/18/20	929,050[m]	MXN	387,696
	Total Foreign Government and Agency Securities (Cost $13,373,790)			12,837,831
	Total Investments before Money Market Funds (Cost $431,313,814)			312,410,767
		Shares

	Money Market Funds (Cost $82,203,318) 19.4%
	United States 19.4%
[n,o]	Institutional Fiduciary Trust Money Market Portfolio, 0.32%	82,203,318		82,203,318
	Total Investments (Cost $513,517,132) 93.2%			394,614,085
	Other Assets, less Liabilities 6.8%			28,941,283
	Net Assets 100.0%			$423,555,368
  |  4

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
[a]Non-income producing.
[b]Fair valued using significant unobservable inputs. See Note 8 regarding fair value measurements.
[c]See Note 6 regarding restricted securities.
[d]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2020, the aggregate value of these securities was $72,639,740, representing 17.1% of net assets.
[e]Securities denominated in Argentine Peso have been designated as Level 3 investments. See Note 7 regarding fair value measurements.
[f]Redemption price at maturity and coupon payment are adjusted for inflation.
[g]Principal amount is stated in 1,000 Brazilian Real Units.
[h]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2020, the aggregate value of these securities was $20,354,462, representing 4.8% of net assets.
[i]Principal amount is stated in 100 Mexican Peso Units.
[j]Income may be received in additional securities and/or cash.
[k]Defaulted security or security for which income has been deemed uncollectible.
[l]The security was issued on a discount basis with no stated coupon rate.
[m]Principal amount is stated in 10 Mexican Peso Units.
[n]See Note 7 regarding investments in affiliated management investment companies.
[o]The rate shown is the annualized seven-day effective yield at period end.
At March 31, 2020, the Fund had the following forward exchange contracts outstanding. See  Note 3.
Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Mexican Peso	CITI	Sell	2,091,000	104,116	4/08/20	$16,193	$ —
Euro	GSCO	Buy	1,220,012	1,320,751	4/15/20	25,261	—
Euro	GSCO	Sell	1,220,012	1,361,021	4/15/20	15,009	—
Indian Rupee	CITI	Sell	23,641,400	327,330	4/16/20	15,461	—
Euro	DBAB	Buy	673,503	729,885	4/21/20	13,358	—
Euro	DBAB	Sell	673,503	753,912	4/21/20	10,669	—
Japanese Yen	HSBK	Buy	23,595,850	219,823	4/21/20	—	(158)
Euro	GSCO	Buy	407,725	441,556	4/23/20	8,425	—
Euro	GSCO	Sell	407,725	460,362	4/23/20	10,381	—
Euro	UBSW	Buy	907,070	982,910	4/24/20	18,209	—
Euro	UBSW	Sell	907,070	1,022,018	4/24/20	20,899	—
Japanese Yen	JPHQ	Buy	193,258,450	1,769,442	4/24/20	29,999	—
Euro	DBAB	Buy	673,497	730,142	4/27/20	13,278	—
Euro	DBAB	Sell	673,497	758,089	4/27/20	14,669	—
Euro	BOFA	Buy	802,498	869,709	4/29/20	16,177	—
Euro	BOFA	Sell	802,498	901,110	4/29/20	15,223	—
Euro	SCNY	Buy	179,416	194,463	4/29/20	3,596	—
Euro	SCNY	Sell	179,416	201,595	4/29/20	3,535	—
Euro	BOFA	Buy	802,498	869,746	4/30/20	16,177	—
Euro	BOFA	Sell	802,498	901,326	4/30/20	15,403	—
Euro	DBAB	Buy	2,265,071	2,456,027	4/30/20	44,511	—
Euro	DBAB	Sell	2,265,071	2,543,448	4/30/20	42,910	—
Indian Rupee	HSBK	Sell	32,994,637	458,004	4/30/20	25,064	—
Japanese Yen	CITI	Buy	135,027,415	1,258,205	4/30/20	—	(530)
Euro	CITI	Buy	358,630	388,719	5/04/20	7,256	—
Euro	CITI	Sell	358,630	404,293	5/04/20	8,318	—
  |  5

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Indian Rupee	HSBK	Sell	27,204,181	376,815		5/04/20	$20,187	$ —
Indian Rupee	HSBK	Sell	23,285,000	321,683		5/05/20	16,503	—
Indian Rupee	HSBK	Sell	11,672,385	162,285		5/14/20	9,624	—
Indian Rupee	JPHQ	Sell	30,628,000	422,367		5/14/20	21,788	—
Indian Rupee	CITI	Sell	19,772,600	264,658		5/15/20	6,116	—
Indian Rupee	HSBK	Sell	30,308,000	420,886		5/18/20	24,861	—
Indian Rupee	JPHQ	Sell	16,418,000	222,949		5/18/20	8,421	—
Euro	BOFA	Buy	3,358,713	3,645,024		5/20/20	65,775	—
Euro	BOFA	Sell	3,358,713	3,757,493		5/20/20	46,695	—
Australian Dollar	JPHQ	Sell	7,350,500	533,077,152	JPY	5/21/20	452,949	—
Euro	GSCO	Buy	407,626	442,252		5/21/20	8,122	—
Euro	GSCO	Sell	407,625	456,744		5/21/20	6,371	—
Euro	UBSW	Buy	2,688,465	2,917,952		5/21/20	52,455	—
Euro	UBSW	Sell	2,688,465	3,013,070		5/21/20	42,663	—
Euro	HSBK	Buy	903,995	108,643,366	JPY	5/22/20	—	(13,939)
Euro	HSBK	Sell	451,998	53,371,114	JPY	5/22/20	—	(1,892)
Euro	HSBK	Sell	451,998	54,290,341	JPY	5/22/20	6,677	—
Australian Dollar	CITI	Sell	4,909,036	363,052,640	JPY	5/26/20	368,728	—
Euro	DBAB	Buy	2,265,961	2,460,799		5/26/20	43,289	—
Euro	DBAB	Sell	2,265,961	2,534,704		5/26/20	30,615	—
Japanese Yen	CITI	Buy	553,703,100	5,159,779		5/26/20	2,644	—
Japanese Yen	JPHQ	Buy	393,675,600	3,666,191		5/26/20	4,223	—
Euro	MSCS	Buy	907,070	984,796		5/27/20	17,637	—
Euro	MSCS	Sell	907,070	1,011,564		5/27/20	9,132	—
Euro	BZWS	Buy	636,854	691,752		5/29/20	12,111	—
Euro	BZWS	Sell	636,854	712,627		5/29/20	8,763	—
Brazilian Real	HSBK	Sell	21,126,500	4,186,450		6/02/20	135,541	—
Euro	SCNY	Buy	628,500	682,727		6/05/20	12,080	—
Euro	SCNY	Sell	628,500	704,455		6/05/20	9,649	—
Japanese Yen	HSBK	Buy	197,218,080	1,869,727		6/08/20	—	(30,046)
Japanese Yen	JPHQ	Buy	187,307,730	1,777,840		6/08/20	—	(30,603)
Australian Dollar	CITI	Sell	1,753,000	124,492,801	JPY	6/09/20	84,268	—
Australian Dollar	HSBK	Sell	9,370,000	690,322,300	JPY	6/12/20	683,402	—
Australian Dollar	JPHQ	Sell	14,310,000	1,057,370,546	JPY	6/12/20	1,072,626	—
Australian Dollar	HSBK	Sell	3,130,000	205,403,120	JPY	6/16/20	—	(6,474)
Mexican Peso	CITI	Sell	1,586,000	78,086		6/17/20	12,090	—
Euro	BOFA	Buy	1,679,357	1,825,657		6/18/20	31,728	—
Euro	BOFA	Sell	1,679,357	1,893,139		6/18/20	35,754	—
Euro	DBAB	Buy	359,450	390,904		6/18/20	6,652	—
Euro	DBAB	Sell	359,450	405,071		6/18/20	7,516	—
Euro	GSCO	Buy	1,220,012	1,325,773		6/18/20	23,571	—
Euro	GSCO	Sell	1,220,012	1,377,454		6/18/20	28,110	—
Japanese Yen	HSBK	Buy	758,744,000	6,997,870		6/18/20	82,591	—
Japanese Yen	JPHQ	Buy	257,907,260	2,379,844		6/22/20	27,277	—
Japanese Yen	JPHQ	Buy	372,707,250	3,524,355		6/22/20	—	(45,774)
Japanese Yen	BNDP	Buy	941,868,550	8,995,954		6/24/20	—	(204,541)
Brazilian Real	HSBK	Sell	9,103,900	1,768,778		6/25/20	25,070	—
Brazilian Real	HSBK	Sell	21,212,000	4,186,452		7/02/20	125,164	—
  |  6

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Australian Dollar	JPHQ	Sell	8,080,000	603,361,880	JPY	7/14/20	$671,075	$ —
Euro	UBSW	Buy	2,688,465	2,929,056		7/23/20	47,650	—
Euro	UBSW	Sell	2,688,465	3,052,618		7/23/20	75,912	—
Australian Dollar	JPHQ	Sell	5,512,875	396,301,480	JPY	8/21/20	318,716	—
Japanese Yen	HSBK	Buy	270,613,000	2,455,851		8/21/20	74,528	—
Australian Dollar	CITI	Sell	4,895,964	347,508,940	JPY	8/24/20	241,789	—
Euro	HSBK	Buy	451,998	54,351,849	JPY	8/24/20	—	(7,341)
Euro	HSBK	Sell	451,998	53,411,296	JPY	8/24/20	—	(1,455)
Japanese Yen	CITI	Buy	982,474,600	8,881,929		8/26/20	306,110	—
Japanese Yen	JPHQ	Buy	393,683,300	3,594,379		8/27/20	87,432	—
Japanese Yen	HSBK	Buy	197,218,080	1,900,256		9/08/20	—	(55,173)
Japanese Yen	HSBK	Buy	236,639,730	2,211,793		9/08/20	2,102	—
Japanese Yen	JPHQ	Buy	187,307,730	1,757,974		9/08/20	—	(5,607)
Japanese Yen	HSBK	Buy	197,218,070	1,857,726		9/09/20	—	(12,588)
Australian Dollar	HSBK	Sell	6,170,000	418,036,010	JPY	9/14/20	121,142	—
Australian Dollar	JPHQ	Sell	7,290,000	494,933,044	JPY	9/14/20	152,617	—
South Korean Won	DBAB	Sell	20,750,000,000	16,931,865		9/21/20	—	(205,235)
Japanese Yen	JPHQ	Buy	744,613,260	6,928,529		9/23/20	40,846	—
Japanese Yen	HSBK	Buy	1,099,961,580	10,162,716		9/24/20	132,927	—
Mexican Peso	CITI	Sell	2,145,000	104,092		10/08/20	16,259	—
Mexican Peso	CITI	Sell	1,611,000	78,066		10/09/20	12,108	—
Euro	DBAB	Buy	3,298,550	3,612,028		10/15/20	49,346	—
Euro	DBAB	Sell	3,298,550	3,720,830		10/15/20	59,456	—
Euro	HSBK	Buy	826,000	903,878		10/16/20	13,007	—
Euro	HSBK	Sell	826,000	934,433		10/16/20	17,547	—
Euro	DBAB	Buy	1,506,000	1,649,404		10/26/20	22,849	—
Euro	DBAB	Sell	1,506,000	1,714,461		10/26/20	42,207	—
Australian Dollar	JPHQ	Sell	1,837,625	134,665,558	JPY	11/24/20	134,193	—
Japanese Yen	MSCS	Buy	620,000,000	5,860,446		12/18/20	—	(40,854)
South Korean Won	DBAB	Sell	20,750,000,000	16,945,692		12/21/20	—	(238,850)
Total Forward Exchange Contracts							$6,739,237	$(901,060)
Net unrealized appreciation (depreciation)							$5,838,177

*In U.S. dollars unless otherwise indicated.
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Abbreviations on page 14.
  |  7

Templeton Emerging Markets Income Fund
Notes to Statement of Investments (unaudited)
1.   ORGANIZATION
Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).
2.  FINANCIAL INSTRUMENT VALUATION
The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.
Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.
Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.
Investments in open-end mutual funds are valued at the closing NAV.
Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.
The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.
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Templeton Emerging Markets Income Fund
Notes to Statements of Investments (unaudited)
Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.
When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.
3.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.
Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Funds attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.
At March 31, 2020, the Fund received $4,076,310 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.
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Templeton Emerging Markets Income Fund
Notes to Statements of Investments (unaudited)
3.  DERIVATIVE FINANCIAL INSTRUMENTS (continued)
The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.
The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. The Fund did not hold any interest rate swap contracts at period end.
4.  CONCENTRATION OF RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.
At March 31, 2020, the Fund had 2.2% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.
5.  NOVEL CORONAVIRUS PANDEMIC
The global outbreak of the novel coronavirus disease, known as COVID-19,has caused adverse effects on many companies, sectors, nations, regions and the markets in general,and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.
6.  RESTRICTED SECURITIES
At March 31, 2020, investments in restricted securities, excluding securities exempt from registration under the Securities Act of 1933, were as follows:
Principal Amount/ Shares		Issuer	Acquisition Date	Cost	Value
93,760,463	[a]	K2016470219 South Africa Ltd., A	5/10/11 - 2/01/17	$538,947	$52,391
161,018,517	[a]	K2016470219 South Africa Ltd., B	5/10/11 - 2/01/17	119,550	89,974
13,124,160		Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	12/18/13	13,124,160	13,757,561
13,900,000	[b]	Swala (PAEM) Ltd., senior note, 144A, 14.50%, 1/15/23	1/15/18	13,900,000	5,894,902
		Total Restricted Securities (Value is 4.7% of Net Assets)		$27,682,657	$19,794,828

[a]The Fund also invests in unrestricted securities of the issuer, valued at $15,967 as of March 31, 2020.
[b]The Fund also invests in unrestricted securities of the issuer, valued at $58,390 as of March 31, 2020.
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Templeton Emerging Markets Income Fund
Notes to Statements of Investments (unaudited)
7.  INVESTMENTS IN AFFILIATED MANAGEMENT INVESTMENT COMPANIES
The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. During the period ended March 31, 2020, the Fund held investments in affiliated management investment companies as follows:
	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.32%	$95,945,647	$35,164,205	$(48,906,534)	$ —	$ —	$82,203,318	82,203,318	$245,354
8.  Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:
•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
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Templeton Emerging Markets Income Fund
Notes to Statements of Investments (unaudited)
8.  Fair Value Measurements (continued)
A summary of inputs used as of March 31, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Mexico	$—	$—	$—[c]	$—
South Africa	541,907	—	142,365	684,272
United Republic of Tanzania	—	—	58,390	58,390
Convertible Bonds	—	3,100,000	—	3,100,000
Foreign Government and Agency Securities:
Argentina	—	—	9,308,884	9,308,884
All Other Foreign Government and Agency Securities	—	215,430,585	—	215,430,585
U.S. Government and Agency Securities	—	50,659,180	—	50,659,180
Quasi-Sovereign and Corporate Bonds:
Bermuda	—	502,088	—	502,088
Costa Rica	—	—	13,757,561	13,757,561
South Africa	—	—	177,074	177,074
United Republic of Tanzania	—	—	5,894,902	5,894,902
Short Term Investments:
All Other Short Term Investments	82,203,318	12,837,831	—	95,041,149
Total Investments in Securities	$82,745,225	$282,529,684	$29,339,176	$394,614,085
Other Financial Instruments:
Forward Exchange Contracts	$—	$6,739,237	$—	$6,739,237
Restricted Currency (ARS)	—	—	1,167,609	1,167,609
Total Other Financial Instruments	$ —	$6,739,237	$1,167,609	$7,906,846
Receivables:
Interest Receivable (ARS)	$—	$—	$640,960	$640,960
Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$901,060	$—	$901,060
Payables:
Deferred Tax (ARS)	$—	$—	$3,057	$3,057

[a]For detailed categories, see the accompanying Statement of Investments.
[b]Includes common stocks as well as other equity interests.
[c]Includes securities determined to have no value at March 31, 2020.
A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. The reconciliation of assets for the three months ended March 31, 2020, is as follows:
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Templeton Emerging Markets Income Fund
Notes to Statements of Investments (unaudited)
	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at PeriodEnd
Assets:
Investments in Securities:
Equity Investments[c]
South Africa	$ 181,925	$ —	$ —	$ —	$ —	$ —	$ —	$ (39,560)	$ 142,365	$ (39,560)
United Republic of Tanzania	58,542	—	—	—	—	—	—	(152)	58,390	(152)
Foreign Government and Agency Securities
Argentina	6,923,064	6,572,208	(1,882,585)	—	—	(1,611,391)	(2,913,225)	2,220,813	9,308,884	900,438
Quasi-Sovereign and Corporate Bonds
Costa Rica	13,255,857	—	—	—	—	—	—	501,704	13,757,561	501,704
South Africa	180,815	—	—	6,411	—	—	—	(10,152)	177,074	(10,152)
United Republic of Tanzania	6,950,000	—	—	—	—	—	—	(1,055,098)	5,894,902	(1,055,098)
Short Term Investments
Argentina	642,044	37,915	(400,818)	—	—	(53,455)	(154,810)	(70,876)	—	—
Total Investments in Securities	$ 28,192,247	$ 6,610,123	$ (2,283,403)	$ 6,411	$ —	$ (1,664,846)	$ (3,068,035)	$ 1,546,679	$ 29,339,176	$ 297,180
Other Financial Instruments:
Restricted Currency (ARS)	$1,555,282	$1,800,852	$(2,034,962)	$—	$—	$—	$(371,088)	$217,525	$1,167,609	$77,631
Receivables:
Interest Receivable (ARS)	$327,385	$367,496	$(34,337)	$—	$—	$—	$(5,640)	$(13,944)	$640,960	$(13,252)
Liabilities:
Payables:
Deferred Tax (ARS)	$3,311	$—	$—	$—	$—	$—	$—	$(254)	$3,057	$(254)
aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs. May include amounts related to a corporate action.
bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
cIncludes common stocks and other equity interests.
Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of March 31, 2020, are as follows:
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Templeton Emerging Markets Income Fund
Notes to Statements of Investments (unaudited)
8.  Fair Value Measurements (continued)
Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Foreign Government and Agency Securities
Argentina	$9,308,884	Market comparables	Implied Foreign exchange rate	81.4 ARS/USD	Decrease[b]
Quasi-Sovereign and Corporate Bonds
Costa Rica	13,757,561	Discounted cash flow model	Discount rate[c]	7.2%	Decrease[b]
United Republic of Tanzania	5,894,902	Discounted cash flow model	Discount rate	10.0%	Decrease[b]
Other Financial Instruments:
Restricted Currency (ARS)	1,167,609	Market comparables	Implied Foreign exchange rate	81.4 ARS/USD	Decrease[b]
All other[d]	640,960[e]
Liabilities:
All other[d]	3,057
aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value and net assets.
cThe discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.
dIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.
eIncludes securities determined to have no value at March 31, 2020.
9.  SUBSEQUENT EVENTS
The Fund has evaluated subsequent events through the issuance of the Statement of Investments and determined that no events have occurred that require disclosure.
Abbreviations
Counterparty
BNDP	BNP Paribas SA
BOFA	Bank of America Corp.
BZWS	Barclays Bank PLC
CITI	Citigroup, Inc.
DBAB	Deutsche Bank AG
GSCO	The Goldman Sachs Group, Inc.
HSBK	HSBC Bank PLC
JPHQ	JP Morgan Chase & Co.
MSCO	Morgan Stanley
SCNY	Standard Chartered Bank
UBSW	UBS AG
Currency
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GHS	Ghanaian Cedi
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
THB	Thai Baht
Selected Portfolio
ARPP7DRR	Argentina Central Bank 7 Day Repo Rate
BADLAR	Argentina Deposit Rates Badlar Private Banks ARS
FRN	Floating Rate Note
PIK	Payment-In-Kind

For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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